SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 6, 2001
                        --------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-18)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-18. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-18 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-18 REMIC Pass-Through Certificates.

      On December 21, 2001, CMSI is to transfer to the Trustee Mortgage Loans(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before December 1, 2001) as of December 1, 2001 of $313,998,119.12. The Mortgage Loans that have original maturities of at least 20 but no more than 30 years, the "Group I Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before December 1, 2001) as of December 1, 2001 of $253,540,898.12 and the Mortgage Loans that have original maturities of at least 10 but no more than 15 years, the "Group II Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before December 1, 2001) as of December 1, 2001 of $60,457,221.00. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total numbers of Group I Mortgage Loans and Group II Mortgage Loans as of December 1, 2001 were 572 and 128, respectively. The weighted average interest rates on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate") for the Group I Mortgage Loans and Group II Mortgage Loans as of December 1, 2001 were 7.026% and 6.674%, respectively. The weighted average remaining terms to stated maturity of the Group I Mortgage Loans and Group II Mortgage Loans as of December 1, 2001 were 357.59 months and 178.50 months, respectively. All Mortgage Loans have original maturities of at least 10 but no more than 30 years. None of the Group I Mortgage Loans or Group II Mortgage Loans were originated prior to December 1, 2000 or April 1, 2001, respectively, or after December 1, 2001. The weighted average original terms to stated maturity of the Group I Mortgage Loans and Group II Mortgage Loans as of December 1, 2001 were 359.33 and 180.00 months, respectively.

      None of the Group I Mortgage Loans or Group II Mortgage Loans have a scheduled maturity later than December 1, 2031 or December 1, 2016, respectively. Each Group I Mortgage Loan and Group II Mortgage Loan had an original principal balance of not less than $100,000 and $297,500, respectively, nor more than $1,220,000 and $1,000,000, respectively. Group I Mortgage Loans and Group II Mortgage Loans having aggregate Adjusted Balances of $11,788,325 and $651,449, respectively, as of December 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the Group I Mortgage Loans and Group II Mortgage Loans as of December 1, 2001 were 69.3% and 59.9%, respectively. No more than $2,232,462 and $1,801,215, respectively, of the Group I Mortgage Loans and Group II Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) and 92%, respectively, of the Group I Mortgage Loans and Group II Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").

-----------
1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Group I Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group I Mortgage Loans or as a percentage of the aggregate Adjusted Balance of the Group II Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group II Mortgage Loans.

      At least 98% and 94%, respectively, of the Group I Mortgage Loans and Group II Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2% and 6%, respectively, of the Group I Mortgage Loans and Group II Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 56% or 81%, respectively, of the Group I Mortgage Loans or Group II Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Group I Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such Group I Mortgage Loans  is 3;

      2. such Group I Mortgage Loans have an aggregate Adjusted Balance of $1,252,265;

      3. the weighted average loan-to-value ratio of such Group I Mortgage Loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80%; and

      4. the weighted average loan-to-value ratio of such Group I Mortgage Loans, without taking into account the loanable value of the additional pledged collateral, is 93.7%.

      Group I Discount Mortgage Loans will consist of Group I Mortgage Loans with Net Note Rates (NNRs) less than or equal to 6.250%. Group I Premium Mortgage Loans will consist of Group I Mortgage Loans with NNRs greater than or equal to 6.250%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans were $2,949,053 and $250,591,845, respectively. The weighted average Note Rates of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 6.271% and 7.035%, respectively. The weighted average remaining terms to stated maturity of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 357.11 months and 357.59 months, respectively.

      Group II Discount Mortgage Loans will consist of Group II Mortgage Loans with NNRs less than 5.750%. Group II Premium Mortgage Loans will consist of Group II Mortgage Loans with NNRs greater than or equal to 5.750%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans were $462,387 and $59,994,834, respectively. The weighted average Note Rates of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 5.875% and 6.680%, respectively. The weighted average remaining terms to stated maturity of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 179.00 months and 178.50 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of December 1, 2001.


                 YEARS OF ORIGINATION OF GROUP I MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2000                                 1                         $424,734

2001                               571                     $253,116,164


Total                              572                     $253,540,898
                                   ===                     ============


                 YEARS OF ORIGINATION OF GROUP II MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2001                               128                      $60,457,221


Total                              128                      $60,457,221
                                   ===                      ===========

              TYPES OF DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached houses                    514                     $229,137,388

Multi-family Dwellings*              7                       $3,873,458

Townhouses                          18                       $6,888,891

Condominium Units (one to four      18                       $7,200,802
stories high)

Condominium Units (over four         4                       $1,680,187
stories high)

Cooperative Units                   11                       $4,760,172


Total                              572                     $253,540,898
                                   ===                     ============

-----------
*   Multi-family dwellings are 2-family and 3-family.


              TYPES OF DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------


Detached houses                    117                      $55,553,351

Townhouses                           3                       $1,357,657

Condominium Units (one to four       1                         $335,205
stories high)

Condominium Units (over four         4                       $1,773,004
stories high)

Cooperative Units                    3                       $1,438,004


Total                              128                      $60,457,221
                                   ===                      ===========

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           565                     $249,667,441

2-family                             6                       $3,401,335

3-family                             1                         $472,122


Total                              572                     $253,540,898
                                   ===                     ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           128                      $60,457,221


Total                              128                      $60,457,221
                                   ===                      ===========

                         SIZE OF GROUP I MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                   1                          $99,349

$150,000 through $249,999            1                         $223,851

$250,000 through $299,999            1                         $299,469

$300,000 through $349,999          152                      $49,657,852

$350,000 through $399,999          137                      $51,550,552

$400,000 through $449,999           81                      $34,500,087

$450,000 through $499,999           60                      $28,523,588

$500,000 through $549,999           44                      $23,227,501

$550,000 through $599,999           24                      $13,932,061

$600,000 through $649,999           24                      $15,130,470

$650,000 through $699,999           30                      $20,716,405

$700,000 through $749,999            2                       $1,491,107

$750,000 through $799,999            2                       $1,596,933

$800,000 through $849,999            3                       $2,508,487

$850,000 through $899,999            1                         $899,244

$900,000 through $949,999            1                         $919,227

$950,000 through $999,999            6                       $5,946,615

$1,000,000 and over                  2                       $2,318,100


Total                              572                     $253,540,898
                                   ===                     ============

                         SIZE OF GROUP II MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$299,999 and under                   1                         $295,576

$300,000 through $349,999           27                       $8,754,585

$350,000 through $399,999           32                      $12,087,882

$400,000 through $449,999           16                       $6,779,956

$450,000 through $499,999           15                       $7,204,851

$500,000 through $549,999            7                       $3,658,899

$550,000 through $599,999           10                       $5,780,072

$600,000 through $649,999            4                       $2,508,715

$650,000 through $699,999            7                       $4,794,065

$700,000 through $799,999            1                         $774,468

$800,000 through $949,999            1                         $893,173

$950,000 and over                    7                       $6,924,979


Total                              128                      $60,457,221
                                   ===                      ===========

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.000% - 6.000%                      1                         $556,116

6.001% - 6.500%                     15                       $6,660,494

6.501% - 7.000%                    319                     $144,501,039

7.001% - 7.500%                    225                      $96,318,710

7.501% - 8.000%                     11                       $4,995,946

8.001% - 8.125%                      1                         $508,593


Total                              572                     $253,540,898
                                   ===                     ============


              DISTRIBUTION OF GROUP II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

5.875% - 6.000%                      4                       $1,750,194

6.001% - 6.500%                     32                      $14,512,720

6.501% - 7.000%                     88                      $41,538,264

7.001% - 7.500%                      4                       $2,656,043


Total                              128                      $60,457,221
                                   ===                     ============

                     DISTRIBUTION OF GROUP I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                   157                      $76,855,052

65.001% - 75.000%                  156                      $68,774,763

75.001% - 80.000%                  228                      $96,481,268

80.001% - 85.000%                    6                       $2,093,619

85.001% - 90.000%                   25                       $9,336,197


Total                              572                     $253,540,898
                                   ===                     ============






                     DISTRIBUTION OF GROUP II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                    74                      $36,172,055

65.001% - 75.000%                   30                      $14,067,103

75.001% - 80.000%                   22                       $9,566,614

80.001% - 85.000%                    2                         $651,449


Total                              128                      $60,457,221
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
               GROUP I MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              8                       $3,127,549
Arizona                             13                       $5,424,540
Arkansas                             1                         $498,075
California                         167                      $74,630,879
Colorado                            13                       $5,142,427
Connecticut                         25                      $12,512,703
Delaware                             1                         $361,355
District of Columbia                 4                       $1,843,600
Florida                              3                       $1,449,377
Georgia                             18                       $8,118,312
Hawaii                               1                         $611,722
Idaho                                1                         $383,343
Illinois                            21                      $10,156,763
Indiana                              4                       $1,834,356
Iowa                                 1                         $526,344
Maine                                1                         $648,514
Maryland                            25                      $10,030,560
Massachusetts                       39                      $17,248,899
Michigan                             8                       $2,924,022
Minnesota                            1                         $329,730
Missouri                             5                       $2,063,552
Nebraska                             1                         $494,594
Nevada                               4                       $1,447,242
New Hampshire                        2                         $649,016
New Jersey                          40                      $16,563,718
New Mexico                           1                         $377,587
New York                            74                      $34,877,751
North Carolina                      13                       $5,319,491
Ohio                                 3                       $1,530,368
Pennsylvania                         4                       $1,799,959
Rhode Island                         1                         $358,510
South Carolina                       5                       $2,823,672
Tennessee                            3                       $1,187,802
Texas                               15                       $5,945,507
Utah                                 4                       $1,438,862
Vermont                              1                         $509,192
Virginia                            31                      $14,062,159
Washington                          10                       $4,288,846


Total                              572                     $253,540,898
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
              GROUP II MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              1                         $993,534
Arkansas                             1                         $358,814
California                          40                      $19,192,149
Colorado                             3                       $1,583,662
Connecticut                          2                         $868,590
Delaware                             1                         $517,000
Florida                              4                       $2,241,713
Georgia                              4                       $1,822,723
Illinois                            10                       $4,781,329
Indiana                              1                         $355,873
Maryland                             6                       $2,618,324
Massachusetts                        5                       $2,129,043
Michigan                             2                         $772,567
Missouri                             3                       $1,386,690
New Jersey                           7                       $3,504,383
New York                            13                       $6,150,020
North Carolina                       8                       $3,396,272
Ohio                                 2                         $803,359
Pennsylvania                         1                         $462,387
South Carolina                       1                         $697,719
Tennessee                            3                       $1,255,809
Texas                                2                         $942,335
Virginia                             7                       $3,284,010
Washington                           1                         $338,916


Total                              128                      $60,457,221
                                   ===                     ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: December 6, 2001